Filed pursuant to Rule 497
1933 Act File No. 333-218611

PROSPECTUS SUPPLEMENT dated April 20, 2020
(to Prospectus dated April 26, 2019, as supplemented from time to time)

EAGLE POINT CREDIT COMPANY INC.

$125,000,000 of Common Stock

Up to 1,000,000 Shares of 7.75% Series B Term Preferred Stock due 2026

Liquidation Preference $25 per share

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports for Eagle Point Credit Company Inc. (the “Company”) such as this report will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. For shareholder reports and other communications from the Company issued prior to February 2021, you may elect to receive such reports and other communications electronically. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. You may also visit www.fundreports.com or call 1-866-345-5954. If you own shares of the Company directly, you may contact us at 1-844-810-6501.

You may elect to receive all future reports in paper, free of charge. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports after February 2021. You may also visit www.fundreports.com or call 1-866-345-5954. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary. If you own shares of the Company directly, you may contact us at 1-844-810-6501.

This prospectus supplement supplements the prospectus supplement dated March 2, 2020, the prospectus supplement dated November 22, 2019, or the “November Prospectus Supplement,” and the accompanying prospectus thereto dated April 26, 2019, or the “Base Prospectus.” The Base Prospectus and each prospectus supplement listed above, including this prospectus supplement, are collectively referred to as the “Prospectus.” The Prospectus relates to the offering of $125,000,000 aggregate amount of common stock, par value $0.001 per share, or the “common stock,” and up to 1,000,000 shares of 7.75% Series B Term Preferred Stock due 2026, or the “Series B Term Preferred Stock,” with an aggregate liquidation preference of $25,000,000, pursuant to an at market issuance sales agreement, dated November 22, 2019, with B. Riley FBR, Inc. and National Securities Corporation. This prospectus supplement provides certain updated financial information for the Company as of March 31, 2020.

Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of our common stock or Series B Term Preferred Stock, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page S-21 of the November Prospectus Supplement and page 18 of the Base Prospectus.

The terms “we,” “us” and “our” refer to Eagle Point Credit Company Inc., a Delaware corporation, and its consolidated subsidiaries.

UPDATED FINANCIAL INFORMATION

Status of the Offering

The number of shares of our common stock and Series B Term Preferred Stock sold in this offering, the gross proceeds raised, the net proceeds to us before offering and transaction expenses and the related sales agent commissions are as follows:

	Number of Shares of Common Stock	Number of Shares of Series B Term Preferred Stock	Gross Proceeds	Aggregate Sales Agent Commissions	Net Proceeds (Before Offering and Transaction Expenses)
Fiscal period ending December 31, 2019
Fourth Quarter	712,444	–	$10,573,973	$211,479	$10,362,494
Fiscal period ending December 31, 2020
First Quarter	1,107,612	–	$16,674,876	$333,498	$16,341,378
Second Quarter (through April 16, 2020)	–	–	–	–	–
Total	1,820,056	–	$27,248,849	$544,977	$26,703,872

Estimated Financial Information as of March 31, 2020.

Management’s unaudited estimate of the range of our net asset value per share of our common stock as of March 31, 2020 was between $6.07 and $6.17, a decline of between $8.21 and $8.31 as compared to our estimated net asset value of $14.38 as of April 30, 2019, which was the estimated net asset value as of the effective date of the registration statement filed with the Securities and Exchange Commission. Pursuant to such registration statement, we have previously undertaken to suspend offering our shares when the net asset value per share declines more than 10% from that as of the most recent effective date of the registration statement until such time as our prospectus is amended. Having amended our prospectus through a prospectus supplement to reflect an estimate of our net asset value as of the most recent month end, we may continue offering our shares.

We believe the decline in management's unaudited estimated range of our net asset value in March 2020 is principally the result of market value decreases in our investments due to a disruption in the capital markets, in particular the general market and government reactions to the spread of COVID-19 in the United States. See "Risk Factors - Risks Relating to Our Business and Structure - Terrorist actions and natural disasters may disrupt our operations" and "Risk Factors - Risk Relating to Our Business and Structure - A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business" in the November Prospectus Supplement.

In addition, management’s unaudited estimate of the range of our net investment income and realized gains/loss per share of our common stock for the quarter ended March 31, 2020 was between $0.30 and $0.34.

Distributions

On April 1, 2020, we declared three monthly distributions of $0.161459 per share on shares of our Series B Term Preferred Stock. Such distributions are expected to be paid on April 30, 2020, May 29, 2020 and June 30, 2020 to holders of record as of April 13, 2020, May 12, 2020 and June 12, 2020, respectively.

On April 15, 2020, we declared three monthly distributions of $0.08 per share on shares of our common stock. Such distributions are expected to be paid May 4, 2020, May 29, 2020 and June 30, 2020 to holders of record as of April 27, 2020, May 12, 2020 and June 12, 2020, respectively.

Repurchase of Notes

We have engaged a broker-dealer to repurchase opportunistically, through open market transactions on our behalf, a portion of our outstanding unsecured 6.75% notes due 2027 and 6.6875% notes due 2028 (collectively, the “Notes”), which are listed on the New York Stock Exchange under the symbols “ECCY” and “ECCX”, respectively. The price and other terms of any such repurchases will depend on prevailing market conditions, our liquidity and other factors. Depending on market conditions, the amount of Note repurchases may be material and may continue through year-end 2020; however, we may reduce or extend this timeframe in our discretion and without notice. Any Note repurchases will comply with the provisions of the Investment Company Act of 1940 and the Securities Exchange Act of 1934. We will retire the repurchased Notes, thereby reducing our outstanding leverage.